UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 24, 2005

Aphton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19122	95-3640931
(Commission File Number)	(IRS Employer Identification No.)

8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 218-4340

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 28, 2005, Aphton Corporation (“Aphton”), filed a Current Report on Form 8-K to report that it had acquired all of the equity securities of Igeneon AG. As permitted under Item 9.01(a)(4) of Form 8-K, Aphton previously indicated that it would file the financial statements of Igeneon AG required by Item 9.01 of Form 8-K no later than 71 calendar days from March 30, 2005. This amended current report on Form 8-K provides the required financial information and amends Item 9.01 of the Form 8-K filed on March 28, 2005.

Item 9.01 Financial statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Auditors’ Report

Balance Sheets at December 31, 2004 and 2003

Statements of Income for the years ended December 31, 2004 and 2003

Statements of Cash Flows for the years ended December 31, 2004 and 2003

Statements of Changes in Stockholders’ Equity

Notes to the Financial Statements

(c)	Exhibits

Exhibit Number	Description
99.1	Audited financial statements of Igeneon AG as of and for the years ended December 31, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2005	APHTON CORPORATION

/s/ James F. Smith
	Name:	James F. Smith
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Audited financial statements of Igeneon AG as of and for the years ended December 31, 2004 and 2003.